UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2021 (March 21, 2021)

Malacca Straits Acquisition Company Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39383	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 601-2 St. George's Building 2 Ice House Street Central, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +852 21060888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	MLACU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	MLAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	MLACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ADDITIONAL INFORMATION

PT Asia Vision Network, an Indonesian limited liability company (“AVN”), intends to file with the Securities and Exchange Commission (the “SEC”), a Registration Statement on Form F-4 (as amended, the “Registration Statement”), which will include a preliminary proxy statement of Malacca Straits Acquisition Company Limited, a special purpose acquisition company organized under the laws of the Cayman Islands (“Malacca”), and a prospectus in connection with the proposed business combination (the “Business Combination”) involving Malacca and AVN. When available, the proxy statement contained in the F-4 and other relevant materials for the transaction will be mailed to shareholders of Malacca as of a record date to be established for voting on the proposed Business Combination and related matters. The preliminary F-4 and proxy statement, the final F-4 and definitive proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Malacca with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Malacca at Unit 601-2, St. George’s Building, 2 Ice House Street, Central, Hong Kong. Other information filed with the SEC is also available on the SEC’s website at www.sec.gov.

DISCLAIMER

This report and the exhibits hereto do not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION

Malacca and AVN and their respective directors, commissioners, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Malacca ordinary shares in respect of the proposed business combination. Malacca shareholders and other interested persons may obtain more detailed information regarding the names and interests in the transaction of Malacca’s directors and officers in Malacca’s and AVN’s filings with the SEC, including when filed, the F-4 and the proxy statement. These documents can be obtained free of charge from the sources indicated above.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains, and certain oral statements made by representatives of Malacca and AVN and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Malacca’s and AVN’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Malacca’s and AVN’s expectations with respect to future performance of AVN, anticipated financial impacts of the proposed transaction (the “Transaction”), the anticipated addressable market for AVN, the satisfaction of the closing conditions to the Transaction, the pre-money valuation of AVN (which is subject to certain inputs that may change prior to the closing of the Transaction and is subject to adjustment after the closing of the Transaction), and the timing of the closing of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Malacca and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the inability to consummate the Transaction, including due to failure to obtain approval of the shareholders of Malacca or other conditions to the closing in the Business Combination Agreement; (3) delays in obtaining or the inability to obtain any necessary regulatory approvals required to complete the Transaction; (4) the inability to obtain the listing of AVN’s securities on Nasdaq following the Transaction; (5) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (6) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of AVN to grow and manage growth economically and hire and retain key employees; (7) costs related to the Transaction; (8) changes in applicable laws or regulations; (9) the effect of the COVID-19 pandemic on Malacca or AVN and their ability to consummate the Transaction; (10) the possibility that Malacca or AVN may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties to be identified in the registration/proxy statement (when available) relating to the Transaction, including those under “Risk Factors” therein, and in other filings with the SEC made by Malacca or AVN. Malacca and AVN caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of Malacca or AVN undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law. Readers are referred to the most recent reports filed with the SEC by Malacca. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Malacca undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 1.01 Entry Into A Material Definitive Agreement.

BUSINESS COMBINATION AGREEMENT

This section describes the material provisions of the Business Combination Agreement but does not purport to describe all of the terms thereof. Malacca’s shareholders, warrant holders and other interested parties are urged to read such agreement in its entirety. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

General Description of the Business Combination Agreement

On March 21, 2021, Malacca Straits Acquisition Company Limited, a special purpose acquisition company organized under the laws of the Cayman Islands (“Malacca”), entered into a Business Combination Agreement (the “Business Combination Agreement”), with PT MNC Vision Networks TBK (“Parent”), PT Asia Vision Network, an Indonesian limited liability company (“AVN”) and indirect 99.99% owned subsidiary of Parent, Malacca Straits Management Company Limited, a British Virgin Islands business company with limited liability (the “Sponsor’), in the capacity as the Malacca Representative thereunder (including any successor Malacca Representative appointed in accordance therewith, the “Malacca Representative”), and MNC Entertainment Ltd, a Cayman Islands exempted company and a wholly-owned subsidiary of AVN (“Merger Sub”).

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), (a) Merger Sub will merge with and into Malacca, with Malacca surviving the merger as a wholly-owned subsidiary of AVN (the “Merger”), (b) each issued and outstanding security of Malacca immediately prior to the effective time of the Merger shall no longer be outstanding and shall be cancelled, in exchange for the right of the holder thereof to receive a substantially equivalent security to be issued by AVN (with Malacca shareholders receiving American Depository Shares (each, an “ADS”), each representing one (1) ordinary share, par value IDR 1,000,000 per share, of AVN (“AVN Ordinary Shares”), in lieu of AVN Ordinary Shares and AVN warrant holders receiving warrants to purchase ADSs (“AVN Warrants”) in lieu of AVN Ordinary Shares), and (iii) AVN will issue to Parent additional AVN Ordinary Shares as described below (together with the Merger and the other transactions contemplated by the Business Combination Agreement, the “Transactions”).

The number of AVN Ordinary Shares to be issued to Parent at the Closing shall be a number of shares that, when added together with the AVN Ordinary Shares already owned by Parent (together, the “Consideration Shares”), equals (a) (i) Five Hundred Thirty Million U.S. Dollars ($530,000,000), plus (or minus if negative) (ii) (A) AVN’s consolidated net working capital at the Closing less (B) the target net working capital amount of $11,141,000, minus (iii) the consolidated indebtedness of AVN as of the Closing, net of its consolidated cash and cash equivalents, and minus (iv) any unpaid transaction expenses of AVN in excess of Two Million U.S. Dollars ($2,000,000) (the “Consideration Amount”) divided by (b) the price per share paid to Malacca public shareholders who elect to redeem their shares in connection with Closing in accordance with the provisions of Malacca’s organizational documents (the “Redemption”). The number of Consideration Shares to be issued at the Closing is based on a good faith estimate delivered prior to the Closing, and is subject to a two-way adjustment after the Closing based on final confirmation of AVN’s consolidated net working capital, indebtedness, cash and cash equivalents and unpaid transaction expenses, subject to a maximum adjustment in either direction equal to 15% of the Consideration Shares issued or outstanding as of the Closing. The issuances of the Consideration Shares to Parent will be exempt from registration under the Securities Act in reliance upon Section 4(a)(2) thereof because AVN securities will only be issued to Parent without involving a public offering.

As of the time of the signing of the Business Combination Agreement, AVN is a shell company without any material assets, subsidiaries, operations or businesses. In the Business Combination Agreement, Parent and AVN agreed to conduct an internal reorganization (the “Reorganization”) promptly, but in any event within 30 days, after the date of the Business Combination Agreement, pursuant to which (i) the Parent will contribute to PT Vision Network Nusantara, an Indonesian limited liability company (“Holdco”) and an indirect 99.99%-owned subsidiary of Parent without any assets or liabilities other than its issued shares and paid up capital, all of the issued and outstanding equity interests of each of Parent’s subsidiaries PT MNC Kabel Mediacom, an Indonesian limited liability company (“Kabel”), and PT MNC OTT Network, an Indonesian limited liability company (“OTT”), and (ii) the Parent will contribute all of the issued and outstanding equity interests of Holdco to AVN. Prior to the consummation of the Reorganization, the Parent will be responsible for any breach or violation by the Company under the Business Combination Agreement.

Representations and Warranties

The Business Combination Agreement contains a number of representations and warranties made by Malacca, AVN and Parent as of the date of such agreement or other specific dates solely for the benefit of certain of the parties to the Business Combination Agreement, which in certain cases are subject to specified exceptions and materiality, Material Adverse Effect, knowledge and other qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement. “Material Adverse Effect” as used in the Business Combination Agreement means with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, results of operations or condition (financial or otherwise), of such person or entity and its subsidiaries, taken as a whole, or the ability of such person or entity or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Business Combination Agreement, subject to certain customary exceptions.

In the Business Combination Agreement, AVN made certain customary representations and warranties to Malacca, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relating to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) capitalization; (4) subsidiaries; (5) Merger Sub; (6) governmental approvals; (7) non-contravention; (8) financial statements; (9) absence of certain changes; (10) compliance with laws; (11) permits; (12) litigation; (13) material contracts; (14) intellectual property; (15) taxes and tax returns; (16) real property; (17) personal property; (18) title to and sufficiency of assets; (19) employee matters; (20) benefit plans; (21) environmental matters; (22) transactions with related persons; (23) insurance; (24) books and records; (25) top customers and vendors; (26) business practices; (27) Investment Company Act of 1940 (“Investment Company Act”); (28) finders and brokers; (29) information supplied; (30) independent investigation; and (31) no materially misleading disclosures. Additionally, Parent made certain customary representations and warranties to Malacca, including representations and warranties related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relating to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) ownership; (4) governmental approvals; (5) non-contravention; (6) litigation; (7) investment representations; (8) finders and brokers; (9) information supplied; and (10) independent investigation.

In the Business Combination Agreement, Malacca made certain customary representations and warranties to AVN and Parent, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) SEC filings, financial statements and internal controls; (7) absence of certain changes; (8) compliance with laws; (9) actions, orders and permits; (10) taxes and returns; (11) employees and employee benefit plans; (12) properties; (13) material contracts; (14) transactions with affiliates; (15) Investment Company Act and the JOBS Act; (16) finders and brokers; (17) business practices; (18) insurance; (19) trust account; (20) information supplied; and (21) independent investigation.

Covenants of the Parties

Each party agreed in the Business Combination Agreement to use its commercially reasonable efforts to effect the Closing. The Business Combination Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms (the “Interim Period”), including covenants regarding: (1) the provision of access to their properties, books and personnel; (2) the operation of their respective businesses in the ordinary course of business; (3) Malacca’s public filing obligations; (4) AVN’s obligation to deliver historical audited financial statements for 2018, 2019, 2020 and reviewed financial statements for September 30, 2020, as well as interim financial statements for periods between signing and Closing; (4) no solicitation of, or entering into, any alternative competing transactions; (5) no insider trading; (6) notifications of certain breaches, consent requirements or other matters; (7) efforts to consummate the Closing and obtain third party and regulatory approvals; (8) further assurances; (9) public announcements; (10) confidentiality; (11) retention of documents and information; (12) indemnification of directors and officers after the Closing; (12) use of trust proceeds after the Closing; and (13) efforts to conduct a private placement or backstop, if sought. Parent and AVN also agreed (i) to complete the Reorganization within 30 days of the Business Combination Agreement, and (ii) to certain post-Closing covenants regarding regulatory filings for their subsidiaries.

The parties also agreed to take all necessary actions to cause AVN’s board of directors and board of commissioners immediately after the Closing to each consist of a board of three members. AVN’s board of directors and board of commissioners will be designated by Parent prior to the Closing, with at least one director on the board of directors being an independent director.

Malacca and AVN also agreed to jointly prepare, with the reasonable assistance of Parent, and shall file with the Securities and Exchange Commission (“SEC”), a registration statement on Form F-4 (as amended, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the issuance of securities of AVN to the holders of the Malacca securities and containing a proxy statement/prospectus for the purpose of soliciting proxies from the shareholders of Malacca for the matters relating to the Transactions to be acted on at the special meeting of the shareholders of Malacca and providing such shareholders with an opportunity to participate in the Redemption.

Survival and Indemnification

All of representations and warranties of Company and Parent survive the Closing for 12 months, other than claims based on fraud, willful misconduct or intentional misrepresentation (“Fraud Claims”), which survive the Closing for 24 months. The representations and warranties of Malacca do not survive the Closing. All covenants, obligations and agreements of AVN or Parent contained in the Business Combination Agreement (x) that are required to be performed prior to or at the Closing, shall survive until the first anniversary of the date of the Closing, and (y) that are required to the performed after the Closing, shall survive the Closing and continue until fully performed in accordance with their terms. The covenants and agreements of Malacca and the Malacca Representative shall not survive the Closing, except those covenants and agreements to be performed after the Closing, which covenants and agreement shall survive the Closing and continue until fully performed in accordance with their terms.

Parent, and its successors and assigns, will provide indemnification for any breach of any representations and warranties or covenants of Parent and AVN, and with respect to covenants or agreements to be performed after the Closing, Malacca, subject to certain limitations, including those as described below.

Indemnification claims against Parent are subject to a threshold equal to $3,975,000 in aggregate losses before any indemnification claim is paid, but after the threshold is reached, all indemnification claims shall be paid from the first dollar of losses. The maximum aggregate amount of indemnification payments which Parent will be obligated to pay (other than Fraud Claims), together with any negative post-Closing Consideration Share adjustment, is capped at an amount equal to the 15% of the Consideration Amount, with Fraud Claims capped at 25% of the Consideration Amount actually paid.

Conditions to Closing

The obligations of the parties to consummate the Transactions are subject to various conditions, including the following mutual conditions of the parties unless waived: (i) the approval of the Business Combination Agreement and the transactions contemplated thereby, and other related matters by the requisite vote of Malacca’s shareholders; (ii) expiration of any waiting period under applicable antitrust laws; (iii) receipt of all Consents required to be obtained from or made with any Governmental Authority or third party in order to consummate the Transactions; (iv) no law or order preventing or prohibiting the Transactions; (v) Malacca having at least $5,000,001 in net tangible assets as of the Closing, after giving effect to the completion of the Redemption and any private placement financing; (vi) the election or appointment of the members of the post-Closing AVN board of commissioners and board of directors; and (vii) the effectiveness of the Registration Statement.

In addition, unless waived by AVN, the obligations of AVN, Merger Sub and Parent to consummate the Transactions are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (i) the representations and warranties of Malacca being true and correct as of the date of the Business Combination Agreement and as of the Closing (subject to Material Adverse Effect); (ii) Malacca having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Business Combination Agreement required to be performed or complied with by it on or prior the date of the Closing; (iii) absence of any Material Adverse Effect which is continuing and uncured with respect to Malacca since the date of the Business Combination Agreement; (iv) the absence of any Indonesia Public Company Event taking place as a result of the Merger; (v) receipt by AVN of the Lock-Up Agreement, the Non-Competition Agreement, the Registration Rights Agreement and the Founder Registration Rights Agreement Amendment (each as defined and described below under the heading “Related Agreements”); and (vi) receipt by AVN of the amendment to Malacca’s existing warrant agreement (the “Warrant Agreement Amendment”) to have AVN assume all obligations of Malacca under Malacca’s existing warrant agreement, which includes mechanics to address the exercise of the AVN Warrants for ADSs rather than AVN Ordinary Shares, allow for the cashless exercise rights of the Malacca’s private warrants that are exchanged for AVN Warrants, and, in the event AVN becomes a public company in Indonesia after the Closing, make such adjustments to the AVN warrants to protect the rights that the holders thereof had prior to AVN becoming public.

Unless waived by Malacca, the obligations of Malacca, to consummate the Transactions are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (i) the representations and warranties of AVN, Parent and Merger Sub being true and correct as of the date of the Business Combination Agreement and as of the Closing (subject to Material Adverse Effect); (ii) AVN, Parent and Merger Sub having performed in all material respects the respective obligations and complied in all material respects with their respective covenants and agreements under the Business Combination Agreement required to be performed or complied with on or prior the date of the Closing; (iii) absence of any Material Adverse Effect which is continuing and uncured with respect to any Target Company or Parent since the date of the Business Combination Agreement; (iv) AVN having amended and restated its articles of association prior to the effectiveness of the Registration Statement; (v) the approval of the Business Combination Agreement and the transactions contemplated thereby, and other related matters by the requisite vote of AVN’s shareholders; (vi) completion of the Reorganization by AVN, and resulting in Holdco, Kabel and OTT and their respective Subsidiaries being 100% owned by AVN, directly or indirectly; (vii) approval from the requisite regulators for the transfer of Kabel to Holdco; (viii) Parent having obtained an appraisal report and a fairness opinion from an independent appraiser stating that the Transactions are fair in requirements with Indonesian law; (ix) Holdco having amended its articles of association allowing Holdco to have foreign shareholders, directors and commissioners; (x) receipt by Malacca of certain employment agreements, between certain persons and the applicable Target Company; (xi) receipt by Malacca of the Lock-Up Agreement, the Non-Competition Agreement, the Registration Rights Agreement, the First Amendment to Registration Rights Agreement, and the Warrant Agreement Amendment; (xii) the receipt by Malacca of a License Agreement between Parent, as licensor, and AVN, as licensee, providing for the perpetual, royalty- free, worldwide license to the Target Companies of the use of “MNC” and “PT” names and other group marks of Parent and its Subsidiaries; (xiii) the receipt of evidence that AVN qualifies as a foreign private issuer pursuant to Rule 3b-4 of the Exchange Act as of the Closing; and (xiv) the termination of certain contracts involving any of the Target Companies and/or Parent or other Related Persons.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing by either Malacca or AVN if the Closing has not occurred on or prior to August 31, 2021 (the “Outside Date”); provided that Malacca and Parent, by mutual written consent, may extend the Outside Date for up to an additional 90 days. A party is not entitled to terminate the Business Combination Agreement if the failure of the Closing to occur by such date was caused by or the result of a breach of the Business Combination Agreement by such party.

The Business Combination Agreement may also be terminated under certain other customary and limited circumstances prior the Closing, including, among other reasons: (i) by mutual written consent of Malacca and AVN; (ii) by either Malacca or AVN if a governmental authority of competent jurisdiction has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, and such order or other action has become final and non-appealable; (iii) by Company for Malacca’s uncured breach of the Business Combination Agreement, if the breach would result in the failure of the related Closing condition; (iv) by Malacca for the uncured breach of the Business Combination Agreement by AVN Parent or Merger Sub, if the breach would result in the failure of the related Closing condition; (v) by Malacca if there has been a Material Adverse Effect with respect to any Target Company or Parent since the date of the Business Combination Agreement which is uncured and continuing; (vi) by AVN if there has been a Material Adverse Effect with respect to Malacca since the date of the Business Combination Agreement which is uncured and continuing; (vii) by either Malacca or AVN if the Malacca Shareholder Meeting is held and the Malacca Required Shareholder Approval is not obtained; (viii) by Malacca if the Reorganization has not occurred within 30 days since the date of the Business Combination Agreement (but upon consummation of the Reorganization, this termination right goes away); (ix) by Malacca if AVN has not delivered the 2018 and 2019 PCAOB audited consolidated financial statements of AVN and the September 30, 2020 reviewed consolidated financial statements of AVN within seven (7) business days after the date of the Business Combination Agreement (but upon delivery, this termination right goes away), or if when delivered any such financials are materially different from the unaudited financials of AVN that were provided to Malacca for the same time periods in an adverse manner and (x) by Malacca if AVN has not delivered the 2020 PCAOB audited consolidated financial statements of AVN Audited Company Financials to Malacca on or prior to May 31, 2021 (but upon delivery, this termination right goes away).

If the Business Combination Agreement is terminated, all obligations of the parties under the Business Combination Agreement (except for certain obligations related to public announcements, confidentiality, fees and expenses, trust account waiver, termination and general provisions) will terminate, and no party to the Business Combination Agreement will have any further liability to any other party thereto except for liability for Fraud Claims or for willful breach of the Business Combination Agreement prior to the termination. The Business Combination Agreement does not provide for any termination fees.

Trust Account Waiver and Releases

AVN, Parent and Merger Sub have agreed that they and their affiliates will not have any right, title, interest or claim of any kind in or to any monies in Malacca’s trust account held for its public shareholders, and have agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom directly or indirectly to Malacca’s shareholders).

Parent, on behalf of itself and its affiliates, provided a general release of the Target Companies, effective as of the Closing, other than its rights under the Business Combination Agreement and ancillary documents and certain other customary exceptions.

Malacca Representative

The Sponsor is serving as the Malacca Representative under the Business Combination Agreement, and in such capacity will represent the interests of AVN’s shareholders after the Closing (other than Parent) with respect to certain matters under the Business Combination Agreement, including with respect to the post-Closing Consideration Amount adjustment and indemnification claims.

Governing Law

The Business Combination Agreement is governed by New York law. Any dispute pursuant to the Business Combination Agreement or the Transactions that is not initially resolved between the parties may immediately be referred to and finally resolved by arbitration administered by the Singapore International Arbitration Centre in accordance with the Arbitration Rules of the Singapore International Arbitration Centre.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties, covenants and agreements were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been filed to provide investors with information regarding its terms, but it is not intended to provide any other factual information about Malacca, AVN, or any other party to the Business Combination Agreement. In particular, the representations and warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Malacca’s public disclosures.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Business Combination Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits. Shareholders and other interested parties are urged to read such Related Agreements in their entirety.

Lock-Up Agreement

At the Closing, Parent will enter into a Lock-Up Agreement with AVN and the Malacca Representative (the “Lock-Up Agreement”) with regard to the AVN Ordinary Shares held by Parent at the Closing and to be issued by AVN to Parent after the Closing under the Business Combination Agreement. In the Lock-Up Agreement, Parent will agree that it will not, during the period commencing from the Closing and ending on the one (1) year anniversary of the Closing (or if earlier, (i) the date after the Closing on which the last sale price of the ADSs on the principal securities exchange or securities market on which such security is then traded equals or exceeds $12.00 per share (as equitably adjusted) for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing or (ii) the date on which AVN consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of AVN’s shareholders having the right to exchange their equity holdings in AVN for cash, securities or other property) ( the “Lock-Up Period”): (i) lend, offer, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any such securities of Parent, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any such securities of Parent, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii), subject to certain permitted transfers during the Lock-Up Period.

Non-Competition Agreement

At the Closing, Parent will enter into a Non-Competition and Non-Solicitation Agreement (the “Non-Competition Agreement”) in favor of Malacca and AVN and their respective present and future successors and direct and indirect subsidiaries (collectively, the “Covered Parties”). Under the Non-Competition Agreement, for a period of four (4) years after the Closing (such period, the “Restricted Period”), Parent will agree that it will not and will not permit its affiliates to, without AVN’s prior written consent, directly or indirectly engage in the business of network providers, internet service providers, internet protocol televisions and over-the-top businesses based in Indonesia or in any other markets in which the Malacca or AVN are engaged (the “Business”) (other than through a Covered Party) or own, manage, finance or control, or become engaged or serve as an officer, director, commissioner, member, partner, employee, agent, consultant, advisor or representative of, a business or entity (other than a Covered Party) that engages in the Business anywhere in the Indonesia or in any other markets in which the Covered Parties are engaged in the Business as of the date of the Closing or during the Restricted Period. However, such Parent and its affiliates will be permitted under its Non-Competition Agreement to own passive investments of less than 2% of the total issued and outstanding equity interests of a competitor that is publicly traded, so long as Parent and its affiliates are not directly or indirectly involved in the management or control of such competitor. Under the Non-Competition Agreement, Parent and its affiliates will also be subject to certain non-solicitation and non-interference obligations during the Restricted Period with respect to the Covered Parties’ respective (i) employees, independent contractors, directors, commissioners or consultants, (ii) customers or clients, and (iii) vendors, suppliers, distributors, agents or other service providers. Parent will also be subject to non-disparagement provisions regarding the Covered Parties and confidentiality obligations with respect to the confidential information of the Covered Parties.

Registration Rights Agreement

At the Closing, AVN, Parent and the Malacca Representative shall enter into the Registration Rights Agreement. Under the Registration Rights Agreement, Parent shall have registration rights that will obligate AVN to register for resale under the Securities Act all or any portion of its AVN Ordinary Shares owned by Parent as of the Closing, and those issued by AVN to Parent under the Business Combination Agreement after the Closing) (together with any warrants, capital shares or other securities issued as a dividend or distribution with respect thereto or in exchange therefor, including any ADSs, the “ Registrable Securities ”), except that Registrable Securities that are subject to transfer restrictions in the Lock-Up Agreement may not be requested to be registered or registered until the end of the Lock-Up Period. Holders holding a majority-in-interest of the Registrable Securities will be entitled under the Registration Rights Agreement to make a written demand for registration under the Securities Act of all or part of the their Registrable Securities, and other Holders holding Registrable Securities will be entitled to join in such demand registration. Subject to certain exceptions, if any time after the Closing, AVN proposes to file a registration statement under the Securities Act with respect to its securities, under the Registration Rights Agreement, AVN shall give notice to Holders holding Registrable Securities as to the proposed filing and offer them an opportunity to register the sale of such number of Registrable Securities as requested by them in writing, subject to customary cut-backs. In addition, subject to certain exceptions, Holders holding Registrable Securities will be entitled under the Registration Rights Agreement to request in writing that AVN register the resale of any or all of such Registrable Securities on Form S-3 or F-3 and any similar short-form registration that may be available at such time. Under the Registration Rights Agreement, AVN will indemnify the holders of Registrable Securities and certain persons or entities related to them, such as their officers, directors, employees, agents and representatives, against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell Registrable Securities, unless such liability arose from their misstatement or omission, and the holders of Registrable Securities, including Registrable Securities in any registration statement or prospectus, will agree to indemnify AVN and certain persons or entities related to AVN, such as its officers and directors and underwriters, against all losses caused by their misstatements or omissions in those documents.

Founder Registration Rights Agreement Amendment

At the Closing, Malacca, the Sponsor and AVN shall enter into the Founder Registration Rights Agreement Amendment. Under the Founder Registration Rights Agreement, the Founder Registration Rights Agreement will be amended to, among other things, add AVN as a party and to reflect the issuance of AVN ordinary shares and warrants pursuant to the Business Combination Agreement, and to reconcile with the provisions of the Registration Rights Agreement, including making the registration rights of Parent and the Sponsor pari passu with respect to any underwriting cut-backs.

The Lock-Up Agreement, the Non-Competition Agreement, the Registration Rights Agreement and the Founder Registration Rights Agreement Amendment are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference, and the foregoing descriptions of the Lock-Up Agreement, the Non-Competition Agreement, the Registration Rights Agreement and the Founder Registration Rights Agreement Amendment are qualified in their entirety by reference thereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Business Combination Agreement, dated as of March 21, 2021, by and among Malacca Straits Acquisition Company Limited, Malacca Straits Management Company Limited, in the capacity as the Malacca Representative thereunder, PT Asia Vision Network, MNC Entertainment Ltd, and PT MNC Vision Networks TBK.

10.1	Form of Lock-Up Agreement, by and among PT Asia Vision Network, Malacca Straits Management Company Limited, and PT MNC Vision Networks TBK.

10.2	Form of Non-Competition and Non-Solicitation Agreement, by PT MNC Vision Networks TBK in favor of Malacca Straits Acquisition Company Limited and PT Asia Vision Network.

10.3	Form of Registration Rights Agreement, by and among PT Asia Vision Network, Malacca Straits Management Company Limited, in the capacity as the Malacca Representative, and PT MNC Vision Networks TBK.

10.4	Form of First Amendment to Registration Rights Agreement, by and among Malacca Straits Acquisition Company Limited, Malacca Straits Management Company Limited and PT Asia Vision Network.

* The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request. The Indonesian translation of the Business Combination Agreement has been omitted as well.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2021

MALACCA STRAITS ACQUISITION COMPANY LIMITED

By:	/s/ Kenneth Ng
Name: Kenneth Ng
Title: Chief Executive Officer (Principal Executive Officer)